UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5707 Southwest Parkway, Building 1, Suite 275 Austin, Texas	78735
(Address of principal executive offices)	(Zip Code)

(737) 281-0101

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company	☐
Digital Realty Trust, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:	☐
Digital Realty Trust, L.P.:	☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2021, the Compensation Committee of the Board of Directors of Digital Realty Trust, Inc. (the “Company”) approved a new form of executive severance agreement (the “New Severance Agreement”) to be entered into by the Company and DLR, LLC (together, the “Employer”) with Erich J. Sanchack and Christopher Sharp (together, the “Executives”) upon the expiration of their current severance agreements (the “Prior Severance Agreements”) setting forth the terms and conditions of separation under certain circumstances.  The Executives’ Prior Severance Agreements are set to expire on January 31, 2022.

The terms and conditions of the New Severance Agreements are the same as the terms and conditions of the Prior Severance Agreements, except that each New Severance Agreement has an initial term commencing on the date of execution and ending on January 31, 2023 and, thereafter, the term of each New Severance Agreement will automatically be extended for successive one-year periods unless the Employer or the Executive elects to not extend the term by notifying the other with sixty (60) days prior written notice. In the event that a change in control occurs during the term of the New Severance Agreement, the term will automatically be extended to the second anniversary of the date of such change in control. A description of the Prior Severance Agreements is set forth under Item 5.02 of the Company’s and Digital Realty Trust, L.P.’s Current Report on Form 8-K, filed by the Company and Digital Realty Trust, L.P. with the Securities and Exchange Commission on December 16, 2019, which is incorporated herein by reference.

The foregoing description of the New Severance Agreement is qualified in its entirety by the full text of the New Severance Agreement, a copy of which will be filed as an exhibit to our Annual Report on Form 10-K for the year ending December 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 3, 2021

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Executive Vice President, General Counsel and Secretary